Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of Merrill Lynch New York Municipal Bond Fund of the Merrill Lynch Multi-State Municipal Series Trust (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: May 21, 2003


                                              /s/ Terry K. Glenn
                                              ------------------
                                              Terry K. Glenn,
                                              President of
                                              Merrill Lynch New York Municipal
                                              Bond Fund of the Merrill Lynch
                                              Multi-State Municipal Series Trust

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of Merrill Lynch New York Municipal Bond Fund of the Merrill Lynch Multi-State Municipal Series Trust (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: May 21, 2003


                                              /s/ Donald C. Burke
                                              -------------------
                                              Donald C. Burke,
                                              Chief Financial Officer of
                                              Merrill Lynch New York Municipal
                                              Bond Fund of the Merrill Lynch
                                              Multi-State Municipal Series Trust